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AA 3431                                                                                                                  Page 1 of 5
[GRAPHIC OMITTED][GRAPHIC OMITTED]         Principal FreedomSM Variable Annuity 2 Application
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                                           Principal Life Insurance Company                                                  V3
                                           Des Moines, IA 50392-1770
==================================
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            NOTE: Please read this application, and sign and date Section H.
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            Your Contract
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            1. Owner is a(n):
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               Individual       Trust            Partnership                 Custodian/Power Of Attorney        UTMA/UGMA
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              Owner's Name (First, MI, Last)                     Date of Birth      Social Security Number/Tax ID         Sex
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                                                                                                                           M  F
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              Joint Owner's Name (First, MI, Last)               Date of Birth      Social Security Number/Tax ID         Sex
                Not applicable for qualified contracts
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                                                                                                                           M  F
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              Street Address (no P.O. boxes)                     City                                       State   Zip
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              Owner's Phone Number                               Joint Owner's Phone Number
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            (  )                                                 (  )
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            2. Annuitant (First, MI, Last) (If different than    Date of Birth      Social Security Number/Tax ID          Sex
                owner)
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                                                                                                                           M  F
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              Street Address (no P.O. boxes)                     City                                       State   Zip
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              Annuitant's Phone Number
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            (  )
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            3. Joint Annuitant (First, MI, Last) (If different   Date of Birth      Social Security Number/Tax ID         Sex
               than owner)
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                                                                                                                           M  F
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              Street Address (no P.O. boxes)                     City                                       State   Zip
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                Joint Annuitant's Phone Number
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            (  )
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            4. Owner's Beneficiary Instructions
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               Primary Beneficiary(ies)         Relationship        %     Contingent Beneficiary(ies)         Relationship         %
              Name                                to Owner                Name                                  to Owner
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            Type of Contract
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            1. Type of Annuity:  __ Nonqualified   __ Traditional IRA   __ Roth IRA   __ SEP IRA
               __ SIMPLE IRA   __ Inherited IRA   __ Educational IRA   __ Pension Trust   __ 412 (i) Plan
               __ TSA/403(b)   __ Governmental 457 Plan
            Contribution Year:             Date of first contribution to any Roth IRA account:
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                                                                   Questions?  Call                         Continue on reverse
===========

   This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).

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            2. Premium Contribution:

            Initial Premium Amount $                      Make checks payable to Principal Life Insurance Company
                                       $5000 minimum
            Original source of premium contribution:
                Transfer from Traditional IRA, Roth IRA, Simple IRA*, or SEP
                IRA. Rollover from eligible qualified plan.
            *Simple IRA funds cannot be transferred to a Traditional IRA or converted to a Roth IRA for two years following the date of the initial SIMPLE contribution.
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            3. Employer Information (Complete only if this is a Payroll Deduct
            IRA, SEP, SIMPLE IRA, Pension Trust or a Non Qualified Employer
            Plan.)
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            ------------------------------------------------------------------------- ----------------------------------------------
              Name of Company                                                         Name of Company Contact
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              Address                                            City                                       State   Zip
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            ----------------------------------------------------
              Phone Number                                        Employer Billing (List Bill) Annualized Amount $
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                (  )                                             Frequency:  Monthly  Quarterly  Semi-Annually  Annually
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            4. Replacement:
                Do you have any pending or inforce life insurance coverage or annuity contracts?                  Yes      No
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                Will this annuity replace or change any pending or inforce life insurance or annuity contracts?   Yes      No
                If yes, please complete the name and contract number below.

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                Company Name                                                         Contract Number
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            5. Waiver of Surrender Charge Rider
              On the contract date, if you or any annuitant are confined in a
              Health Care Facility, eligible for Social Security disability payments or diagnosed with a terminal illness, you will not be able to use that condition to qualify for benefits under the
              Waiver of Surrender Charge Rider. This Rider is automatically added to your contract where available. There is a one-year waiting period before the rider is effective and the rider will not be issued for ages 86 and over.

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            Purchase Payment
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            1. Purchase Payment Information (Minimum Premium $10,000)
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                 Initial Purchase Payment $                              Make checks payable to Principal Life Insurance Company
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                 Monthly Pre-authorized Checking Withdrawal ($100 minimum)
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                   First Payment Drawn (MM/DD/YYYY)                             Payment Amount $
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                   Not available on the 29th, 30th, or 31st of any month
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                   Transit Routing #                                 Account #                                Checking  Savings
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            2. Purchase Payment Allocation (Use whole percentages.)

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           American Century VP Income & Growth                      %    LifeTime 2040                                            %
-----------                                            ------------                                                   -----------
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           Bond Division                                            %    LifeTime 2050                                            %
                                                       ------------                                                   -----------
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           Capital Value Division                                   %    MidCap Division                                          %
                                                       ------------                                                   -----------
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           Diversified International                                %    MidCap Growth Division                                   %
                                                       ------------                                                   -----------
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           Government & High Quality Bond Division                  %    MidCap Value Division                                    %
                                                       ------------                                                   -----------
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           LargeCap Growth Equity Division                          %    Money Market Division                                    %
                                                       ------------                                                   -----------
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           LargeCap Stock Index Division                            %    Real Estate Securities Division                          %
                                                       ------------                                                   -----------
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           LifeTime Strategic Income                                %    Short Term Bond Division                                 %





                                                       ------------                                                   -----------
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           LifeTime 2010                                            %    SmallCap Division                                        %
                                                       ------------                                                   -----------
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           LifeTime 2020                                            %    SmallCap Growth Division                                 %
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           LifeTime 2030                                            %    SmallCap Value Division                                  %
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                                                                                                                         TOTAL 100%


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                                                                 Questions?  Call                         Continue on next page
===========

   This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).

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             Scheduled Transfers             (Dollar Cost Averaging)
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            Transfer Start Date (MM/DD/YYYY)
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                (Must be 30 days after the effective date of the contract. Not available on the 29th, 30th, or 31st day of any month.)
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                Frequency:   Monthly         Quarterly         Semi-Annually          Annually
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                Use whole percentages and dollar amounts by the selected
Division. Minimum transfer amount is $100.
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                            Investment Option                                            Investment Option
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                            Transferring From                    Amount                   Transferring To             Percentage
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            1.                                               $                                                                  %
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            2.                                               $                                                                  %
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            3.                                               $                                                                  %
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            4.                                               $                                                                  %
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    Scheduled                                            Partial Surrenders
                                                         (Accumulated contract
                                                         value must be $5000 to
                                                         elect this option.
                                                         Please attach a
                                                         separate piece of paper
                                                         if you have special
                                                         instructions as to
                                                         which divisions you
                                                         would like withdrawals
                                                         to be taken from.)
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            1. Type of Scheduled Partial Surrender:
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                                                                             Minimum Distribution
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               Maximum allowed without surrender charge**                      My life expectancy only
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                  **Based on the value as of the last contract
                    anniversary and assuming no transfers.                     The joint life expectancy of my spouse and me. Please
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                                                                                  include Spouse's Date of Birth (MM/DD/YYYY) below.

               Specified Amount $
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            2. Payments are to be made:
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               Monthly      Quarterly     Semi-Annually      Annually       Not available on the 29th, 30th, or 31st of any month.
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              Date of 1st Payment (MM/DD/YYYY)                             Must be 30 days after the effective date of the contract.
                                                   -----------------------
              The check will be mailed from our Annuity Service Office or funds will be electronically transferred 2 days after the effective date you specify.
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            3. Tax Withholding:   Withhold 10% for taxes?         Yes  No (If neither box is checked, taxes will be withheld.)
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            4. Method of Payment:
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               Check to Owner        Check to Bank        Electronic Funds Transfer
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              For the `Check to Bank' or `EFT' options, please complete bank information below:
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                   Checking Account (Attach a void check)      Savings Account
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               Transit Routing Number                                                          Account Number
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               Bank Name                                                                       Bank Phone Number
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                                                                                               (  )
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               Bank Address                                            City                         State    Zip
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            Automatic Portfolio Rebalancing
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            1. Frequency: (Specify future effective date below)
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                 Quarterly          Semi-Annually             Annually             One Time Rebalancing
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            2. Effective Date:

                (MM/DD/YYYY) Not available on the 29th, 30th, or 31st of any month.
-----------                         -------------------
                If a date is not specified, the effective date will be the contract Anniversary date.
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                                                                   Questions?  Call                         Continue on reverse
===========

   This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).

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            3. Rebalance my contract as follows:
Continued
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                 Same as Purchase Payment Allocation
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                 Rebalance as listed below.
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                           Investment Option                   Percentage                Investment Option             Percentage
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                                                                         %                                                       %
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                                                                         %                                                       %
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                                                                         %                                                       %
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                                                                         %                                                       %
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            Telephone and Internet Transfer Authorization                      If these boxes are not checked telephone and Internet
                                                                               services are not available.  Telephone or Internet
                                                                               instructions received from any joint contract owner
                                                                               will be binding on all owners.
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            I (We) want telephone services as described in the prospectus.                                             Yes  No
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            I (We) want Internet transaction services for the sales representative as described in the prospectus.     Yes  No
            Internet instructions received from the sales representative will be binding on all contract owners.*
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            *The contract owner may elect to perform financial transactions on the Internet upon establishing a Personal Identification Number on the Principal Financial Group web site.
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            Understanding Your Annuity, Tax Certification, & Signatures
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            I have read this application and have had the opportunity to read the prospectus. I have been given the opportunity to ask questions regarding this investment and they have been answered to my satisfaction. I understand the following about the contract I am purchasing:
            o    This contract is a Flexible Variable Annuity. It is not a mutual fund.
            o    My annuity has certain guaranteed features that depend on the claims paying ability of Principal Life Insurance Company. As with all annuities, this contract is not insured by the FDIC or other federal agencies.
            o    If this annuity is funding an IRA, SEP, or SIMPLE IRA, I am aware that tax deferral is available with any investment and is not unique to this annuity.
            o    Any cash surrenders that I make prior to age 59 1/2 may incur a 10% federal tax penalty.
            o    There are surrender charges and other expenses associated with this annuity contract. Refer to the Charges and Deductions section of the prospectus for details.
            o    Benefits based on the performance of the separate account are variable and not guaranteed as to dollar amount.
            All statements in this application are true and complete to the best of my knowledge and are the basis of any annuity issued.
            I certify under penalty of perjury:
            1.   The number shown on this form is my correct taxpayer
                 identification number (or I am waiting for a number to be
                 issued to me), and
            2.   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
                 Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
            3.   I am a U.S. Person (including a U.S. resident alien).
            Certification instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Refer to IRS Form W-9 for complete information regarding backup withholding and taxpayer identification numbers. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
            WARNING: IT IS A CRIME TO PROVIDE FALSE, MISLEADING, OR INCOMPLETE
            INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING
            THE COMPANY OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT
            AND/OR FINES AND DENIAL OF INSURANCE BENEFITS.
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    X       Signed at:    City                                                State
    1

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            Owner's Signature:                                                           Today's Date (Month/Day/Year)
                                                                                                           /             /
            ---------------------------------------------------------------------------- ----------- ----------- ------------- -----
            Joint Owner's Signature:                                                     Today's Date (Month/Day/Year)
            X                                                                            X                     /            /
            ------------------------------------------------------------------------------------------------------------------------

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            Mail this form in the postage-paid envelope provided or send to: Principal Life Insurance Company; Attn: IDPC-8th floor;
            801 Grand Avenue; Des Moines, IA  50392-1770
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                                                                 Questions?  Call                         Continue on next page
===========

   This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).

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            Does the applicant have, or are you aware that the applicant has, any pending or inforce life Yes No insurance or annuity contracts?
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            Do you have any reason to believe this annuity will replace or change any pending or inforce Yes No annuity or life insurance contract?
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            Marketer's Signature                                         Print Marketer's Name
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            Principal Marketer ID (or Detail Code)                       ~~~~~

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            Principal Connection/510
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                   This application is a request for information and will not be included as part of your contract.
                                                                 Questions? Call
===========

   This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).

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